Exhibit 10.1

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN. THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into on __ day of January 2022 (the “Closing Date”), by and between the undersigned purchaser (the “Investor”) and theMaven, Inc., a Delaware corporation (“Maven” or the “Company”).

RECITALS

WHEREAS, in connection with that certain Registration Rights Agreement(s) between Investor and the Company (collectively, the “Registration Rights Agreement”), which was made in connection with certain Securities Purchase Agreement(s) by and between Investor and the Company (collectively, the “Securities Purchase Agreement”), the Investor is entitled to receive from the Company, in the event of certain defaults, liquidated damages (the “Liquidated Damages”) in connection with the failure of the Company to comply with certain timeframes set forth in the Registration Rights Agreement. The execution date(s) of the Registration the Rights Agreement and Securities Purchase Agreement, as well as the cash value of the Liquidated Damages due to Investor as of the date of this Agreement, are set forth in Exhibit “A” attached to this Agreement (“Exhibit A”); and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, the Company desires to issue to the Investor, and the Investor desires to receive from the Company, pursuant to the terms set forth herein, the number of shares set forth on Exhibit A (the “Shares”) of the Company’s restricted common stock, par value $0.01 per share (the “Common Stock”), in lieu of receiving the Liquidated Damages in cash, as soon as reasonably practicable following the date of execution of this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the foregoing premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the Company and the Investor agree as follows:

ARTICLE I
PURCHASE AND SALE

Section 1.1 Issuance. The Company hereby issues to the Investor the Shares, at a per share value equal to the amount set forth on Exhibit A, in exchange for the cancellation, waiver and release of the Company’s obligation to pay the Investor the Liquidated Damages, set forth on Exhibit A to this Agreement. The parties hereto agree that the receipt and acceptance of the Shares are adequate consideration for the resolution of all claims for liquidated damages. The Issuance Price has been determined to be equal to the volume-weighted average price of the Company’s common stock at the close of trading on the sixty (60) trading days ending on January 14, 2022.

Section 1.2 Closing Conditions. The obligations of the Company hereunder are subject to the following conditions being met: (a) the accuracy in all material respects on the Effective Date of the representations and warranties of the Investor contained herein; and (b) all obligations, covenants, and agreements of the Investor required to be performed at or prior to the date hereof shall have been performed.

Section 1.3 Book-Entry Notation. The Company shall instruct the Company’s transfer agent to record the issuance of the Shares to the Investor via book-entry notation, as soon as reasonably practicable following the date hereof.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations and Warranties of Investor. To induce the Company to issue the Shares to the Investor, the Investor hereby represents and warrants as of the date hereof as follows:

(a) Organization; Authority. The Investor is either an individual, or an entity duly incorporated or formed, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or formation, with full right, corporate, partnership, limited liability company, or similar power and authority to enter into and to consummate the transactions contemplated herby and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by Investor of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership, limited liability company, or similar action, as applicable, on the part of the Investor, and, when executed, will constitute the valid and legally binding obligation of the Investor. The Investor has not been formed for the specific purpose of acquiring the Shares. If Investor is an entity, the Persons (as defined below) executing the Agreement on behalf of the Investor represent that they are duly authorized to execute all such documents on behalf of the entity. As used in this Agreement, “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof), or other entity of any kind.

(b) Restricted Securities; Own Account. The Investor understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law. The Investor is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law, and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities. The Investor is acquiring the Shares hereunder in the ordinary course of its business.

(c) Accredited Investor. At the time the Investor was offered the Shares to be issued pursuant to this Agreement, it was, and as of the date hereof it is, an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act.

(d) Experience of the Investor. The Investor, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(e) Access to Information. The Investor acknowledges that (i) he/she/it has reviewed and understands the Company’s Annual Report on Form 10-K, for the year ending December 31, 2020, and each of the Company’s Quarterly Reports on Form 10-Q, for the periods ending March 31, 2021, June 30, 2021 and September 30, 2021, all filed with the United States Securities and Exchange Commission on August 16, 2021, and that access to such information about the Company and its financial condition, results of operations, business, properties, management, and prospects is sufficient to enable him/her/it to evaluate his/her/its investment; and (ii) has been afforded the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(f) Non-Reliance. The Investor represents that he/she/it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Shares. The Investor confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect, or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Shares or (ii) made any representation to the Investor regarding the legality of an investment in the Shares under applicable legal investment or similar laws or regulations. In deciding to purchase the Shares, the Investor is not relying on the advice or recommendations of the Company and the Investor has made his/her/its own independent decision that the investment in the Shares is suitable and appropriate for the Investor.

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(g) Speculative Securities. The Investor acknowledges the Shares are highly speculative securities, that involve a high degree of risk, and should only be purchased by Persons who can afford the loss of their entire investment. The Investor acknowledges that he/she/it has carefully reviewed and understands the risks of, and other considerations relating to, a purchase of the Shares.

(h) No “Bad Actor” Disqualification. Neither (i) the Investor nor (ii) if applicable, any entity that controls the Investor or is under the control of, or under common control with, such Person, is subject to any Disqualification Event (as such term is defined under the Securities Act), except for Disqualification Events covered by Rule 506(d)(ii) or (iii) or (d)(3) of the Securities Act and disclosed in writing in reasonable detail to the Company. The Investor has exercised reasonable care to determine the accuracy of the representation made by the Investor in this paragraph, and agrees to notify the Company if the Investor becomes aware of any fact that made the representation given by the Investor hereunder inaccurate.

(i) Tax Advice. The Investor has obtained such additional tax and other advice that it has deemed necessary in connection with this issuance, and the Investor understands it will be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(j) No General Solicitation. The Investor acknowledges that neither the Company nor any other Person offered to issue the Shares to him/her/it by means of any form of general solicitation or advertising.

(k) Reliance on Exemptions. The Investor understand that the Shares being offered and issued to him/her/it in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgements, and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Shares.

ARTICLE III
OTHER AGREEMENTS OF THE PARTIES

Section 3.1 Transfer Restrictions. Notwithstanding any other provision of this Agreement, the Investor covenants that he/she/it will not sell, assign, pledge, give, transfer or otherwise dispose of the Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. Consequently, the Investor understands that he/she/it must bear the economic risks of the investment in the Shares for an indefinite period of time. In connection with any transfer of Shares other than (i) pursuant to an effective registration statement, (ii) to the Company or to an affiliate of the Investor, or (iii) pursuant to Rule 144 of the Securities Act (provided, that, when Rule 144 become available, Investor provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters), that the securities may be sold pursuant to such rule), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act or applicable state securities law. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of Investor under this Agreement with respect to such transferred Shares. The Company and its affiliates shall not be required to give effect to any purported transfer of the Shares except upon compliance with the foregoing restrictions.

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Section 3.2 Legends. Any certificates or book-entry notations shall bear a legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under this Agreement and applicable securities laws:

THE OFFER AND SALE OF THESE SECURITIES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.

Section 3.3 Registration Rights. The Company hereby agrees that it shall undertake to prepare and file with the Securities and Exchange Commission as soon as reasonably practicable, but in no event later than one year following the Closing Date, a Registration Statement covering the resale of all of the Shares issued hereunder that are not then registered on an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. The parties hereto hereby acknowledge that the Company is currently engaged in a proposed firm commitment underwritten offering (“Primary Offering”) of its Common Stock and that the Company’s ability to immediately file a Registration Statement covering the resale of the Shares issued hereunder will be affected by the Primary Offering, among other items.

Section 3.4 Further Assurances. The Company reserves the right to request, and the Investor agrees to deliver to the Company, any further documents, certifications, or information from the Investor, in the Company’s sole discretion, that the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed in connection with applicable securities laws and the aforementioned the Investor requirements.

ARTICLE IV
MISCELLANEOUS

Section 4.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants, and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery, and performance of this Agreement. The Company shall pay all transfer agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes, and other taxes and duties levied in connection with the delivery of the Shares to the Investor.

Section 4.2 Limited Release. In consideration of the covenants, agreements, and undertakings of the parties in this Agreement, effective upon the issuance by the Company of the Shares to the Investor in lieu of receiving the Liquidated Damages, the Investor, on behalf of himself/herself/itself and his/her/its respective present and former parent, subsidiaries, affiliates, officers, directors, shareholders, managers, members, successors and assignees (collectively, “Releasors”) hereby releases, waives, and forever discharges the Company and its respective present and former, direct and indirect, subsidiaries, affiliates, employees, officers, directors, stockholders, agents, representatives, permitted successors and assigns (collectively, “Releasees”) from any and all actions, causes of action, suits, losses, liabilities, rights, debts, sums of money, obligations, costs, expenses, obligations, damages, judgements, claims and demands, whether known or unknown, in law or equity, for which such Releasor had through the date of this Agreement, arising out of or relating to the Liquidated Damages.

Section 4.3 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with regard to the subject matter hereof.

Section 4.4 Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line in this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

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Section 4.5 Amendments; Waivers. Any provision of this Agreement may be amended, waived, or modified upon the written consent of the Company and Investor.

Section 4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

Section 4.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof. With respect to any suit, action or proceeding relating this Agreement, the parties irrevocably submit to the jurisdiction of the federal or state courts located in the City of New York, Borough of Manhattan, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such proceedings.

Section 4.8 Survival; Indemnification. The representations, warranties, and covenants contained herein shall survive for a period of two (2) years after the delivery of the Shares. The Investor agrees to indemnify and hold harmless the Company and its managers, officers, directors, employees, agents, and affiliates from and against all damages, losses, costs, and expenses (including reasonable attorneys’ fees) that they may incur by reason of the failure of the Investor to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by the Investor herein, or in any document provided by Investor to the Company.

Section 4.9 Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 4.10 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired, or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant, or restriction.

Section 4.11 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto. In addition, each and every reference to shares of Common Stock in this Agreement shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations, and other similar transactions of the Common Stock that occur after the date of this Agreement.

(Signature Page to Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

THEMAVEN, INC.	Address for Notice:
200 Vesey Street, 24th Floor
New York, NY 10281
By:	Email: legal@thearenagroup.net
Name:
Title:

With a copy to (which shall not constitute notice):

Baker & Hostetler LLP

Attention: Jeffrey P. Berg

11601 Wilshire Boulevard, Suite 1400,

Los Angeles, California 90025-0509

Name of Investor: ______________________
Signature of Authorized Signatory of Investor: ______________________________________
Name of Authorized Signatory:__________________________________________________
Title of Authorized Signatory: ___________________________________________________
Email Address of Authorized Signatory: ___________________________________________
Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice to Investor:

________________

________________

________________

Investor’s SSN or Tax I.D. Number: ____________________________

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EXHIBIT A

Liquidated Damages Election Notice

Execution Date of Registration Rights Agreement:	_________ ___, 20__
Execution Date of Securities Purchase Agreement:	_________ ___, 20__
Series of Preferred Stock Offering (if applicable):	Series ___
Original “Subscription Amount” as defined in the Securities Purchase Agreement:	$ ___________
Liquidated Damages due to the Investor as of date of this Agreement (including initial amount due and any accrued but unpaid interest, not to exceed any “maximum amount” set forth in the Registration Rights Agreement):	$ __________ (initial amount due) + $ __________ (interest to date) = $___________ (Aggregate Liquidated Damages)
Price per share of the Shares issued to the Investor under this Agreement:	$0.63 per share
Number of Shares to be acquired by the Investor pursuant to this Agreement:	________ Shares

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THEMAVEN, INC.

200 Vesey Street, 24th Floor

New York, NY 10281

January 21, 2022

Dear Investor,

I am writing on behalf of theMaven, Inc. (“Maven” or the “Company”) relating to the Stock Purchase Agreement (the “SPA”) recently sent to you in connection with the cancellation of the Company’s obligation to pay to you Liquidated Damages in return for that number of Shares set forth in Exhibit A of the SPA (the “Transactions”). Any defined terms used in this Letter that are not defined herein will have the same meaning given it in the SPA.

In connection with the Transactions, and as further consideration for your entry into the SPA, the Company hereby represents and warrants to you as follows:

(a) All corporate action required to be taken by the Company’s Board of Directors to authorize the Company to enter into the SPA, and to issue the Shares, has been taken or will be taken prior to the Closing and the delivery of the Shares.

(b) The SPA, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) The Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in the SPA and this Agreement, will be validly issued, fully paid and nonassessable.

The Company agrees to indemnify and hold harmless you and your managers, officers, directors, employees, agents, and affiliates from and against all damages, losses, costs, and expenses (including reasonable attorneys’ fees) that you may incur by reason of any breach of the representations and warranties made the Company herein.

We appreciate your attention to the offer being made in the SPA.

Very truly yours,

Douglas B. Smith
Chief Financial Officer

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